                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                             /s/ Elizabeth E. Bailey
                                         -----------------------------
                                               ELIZABETH E. BAILEY

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ Murray H. Bring
                                         -----------------------------
                                                 MURRAY H. BRING

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                                 /s/ Harold Brown
                                         -----------------------------
                                                   HAROLD BROWN

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                         /s/ Jose Antonio Cordido-Freytes
                                         --------------------------------
                                           JOSE ANTONIO CORDIDO-FREYTES

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                            /s/ William H. Donaldson
                                         -----------------------------
                                              WILLIAM H. DONALDSON

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ Paul W. Douglas
                                         -----------------------------
                                                 PAUL W. DOUGLAS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                                  /s/ Jane Evans
                                         -----------------------------
                                                    JANE EVANS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                            /s/ Robert E. R. Huntley
                                         -----------------------------
                                              ROBERT E. R. HUNTLEY

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ Hamish Maxwell
                                         -----------------------------
                                                 HAMISH MAXWELL

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company") does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                              /s/ Michael A. Miles
                                         -----------------------------
                                                MICHAEL A. MILES

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                            /s/ T. Justin Moore, Jr.
                                         -----------------------------
                                              T. JUSTIN MOORE, JR.

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                              /s/ Rupert Murdoch
                                         -----------------------------
                                                RUPERT MURDOCH

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ William Murray
                                         -----------------------------
                                                 WILLIAM MURRAY

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ John D. Nichols
                                         -----------------------------
                                                 JOHN D. NICHOLS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                             /s/ Richard D. Parsons
                                         -----------------------------
                                               RICHARD D. PARSONS

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ Roger S. Penske
                                         -----------------------------
                                                 ROGER S. PENSKE

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ John S. Reed
                                         -----------------------------
                                                 JOHN S. REED

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ John M. Richman
                                         -----------------------------
                                                 JOHN M. RICHMAN

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                                 /s/ Hans G. Storr
                                         -----------------------------
                                                   HANS G. STORR

                              POWER OF ATTORNEY


  Know All Men By These Presents That the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Michael A. Miles, Hans G. Storr and Murray H. Bring, or any one or more of them, his/her true and lawful attorney, for him/her and in his/her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

  In Witness Whereof, the undersigned has hereunto set his/her hand and seal this 23rd day of February, 1994.

                                               /s/ Stephen M. Wolf
                                         -----------------------------
                                                 STEPHEN M. WOLF